                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11

SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

NET INCOME PER SHARE:

   FOR THE THREE MONTHS                                                                       FOR THE YEARS
    ENDED DECEMBER 31,                                                                     ENDED DECEMBER 31,
---------------------------                                                          -------------------------------
                 RESTATED                                                                                RESTATED
  1997 (1)       1996 (1)                                                               1997 (1)         1996 (1)
------------   ------------                                                          --------------   --------------
  30,710,296     30,464,625      Common stock outstanding at end of period               30,710,296       30,464,625
                                 Adjustments to ending shares to arrive at weighted
                                   average for the period:
     (22,638)       (21,904)         Shares contributed to E.S.O.P. (2)                     (79,227)         (95,099)
      (4,725)        (8,539)         Shares issued under option or to Directors(2)         (166,202)         (19,112)
     218,496        --               Treasury shares purchased (2)                          283,952           13,814
------------   ------------                                                          --------------   --------------
  30,901,429     30,434,182      Weighted average number of shares                       30,748,819       30,364,228
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------

$     13,281   $     15,410      Income before extraordinary item                    $       49,059   $       49,602

     --             --           Extraordinary loss on early extinguishment of             --         $        1,296
                                   debt, net of tax of $828
------------   ------------                                                          --------------   --------------
$     13,281   $     15,410      Net income                                          $       49,059   $       48,306
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------

$       0.43   $       0.51      Income per share before extraordinary item          $         1.60   $         1.63

     --             --           Extraordinary loss on early extinguishment of debt        --         ($        0.04)
------------   ------------                                                          --------------   --------------
$       0.43   $       0.51      Net income per share                                $         1.60   $         1.59
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------

------------------------
(1) Includes Class A and Class B Common Stock
(2) Calculated as follows: number of shares multiplied by the reciprocal of the number of days outstanding (or the reciprocal of the number of days held in treasury for treasury stock purchases) divided by the number of days in the period

    ADJUSTMENTS TO ENDING SHARES:

                   NUMBER OF DAYS IN PERIOD
                   ------------------------
                   THREE MONTHS      YEAR
                   ------------    --------
1996                    92            366
1997                    92            365
                        --            ---
                        --            ---

RECIPROCAL DAYS                                                                       SHARES ADJUSTMENT
-------------------                                                                 ----------------------
THREE MONTHS   YEAR                                                          SHARES THREE MONTHS    YEAR
------------   ----                                                          -------------------   -------
                              1996
                              ----
                         Shares Contributed to ESOP:
                         ---------------------------
  --            30       31-Jan-96                                            12,969    --           1,063
  --            59       29-Feb-96                                           136,670    --          22,032
  --            90       31-Mar-96                                            11,616    --           2,856
  --           120       30-Apr-96                                            10,790    --           3,538
  --           151       31-May-96                                            12,658    --           5,222
  --           181       30-Jun-96                                            10,383    --           5,135
  --           212       31-Jul-96                                            12,253    --           7,097
  --           243       31-Aug-96                                            13,016    --           8,642
  --           273       30-Sep-96                                            11,067    --           8,255
     30        304       31-Oct-96                                            12,492     4,074      10,376
     60        334       30-Nov-96                                            11,398     7,433      10,401
     91        365       31-Dec-96                                            10,511    10,397      10,482
                                                                                    ------------   -------
                             Totals                                                    21,904       95,099
                                                                                    ------------   -------
                                                                                    ------------   -------


                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11

SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

RECIPROCAL DAYS                                                                       SHARES ADJUSTMENT
-------------------                                                                 ----------------------
THREE MONTHS   YEAR                                                          SHARES THREE MONTHS    YEAR
------------   ----                                                          -------------------   -------
                         Shares Issued Under Option or to Directors:
                         -------------------------------------------
  --           140       20-May-96                                             2,255    --             863
  --           142       22-May-96                                             6,000    --           2,328
     9         283       10-Oct-96                                             1,400       137       1,083
     21        295       22-Oct-96                                             9,000     2,054       7,254
     43        317       13-Nov-96                                             3,000     1,402       2,598
     91        365       31-Dec-96                                             5,000     4,946       4,986
                                                                                    ------------   -------
                             Totals                                                      8,539      19,112
                                                                                    ------------   -------
                                                                                    ------------   -------
                         Treasury Shares Purchased:
                         --------------------------------------------------
  --            16       17-Jan-96                                            91,000    --           3,978
  --            72       13-Mar-96                                            50,000    --           9,836
                                                                                    ------------   -------
                             Totals                                                     --          13,814
                                                                                    ------------   -------
                                                                                    ------------   -------

                              1997
                              ----
                         Shares Contributed to ESOP:
                         ---------------------------
  --            30       31-Jan-97                                            12,002    --             986
  --            58       28-Feb-97                                            58,773    --           9,339
  --            89       31-Mar-97                                            12,126    --           2,957
  --           119       30-Apr-97                                            12,380    --           4,036
  --           150       31-May-97                                            12,193    --           5,011
  --           180       30-Jun-97                                            11,243    --           5,544
  --           211       31-Jul-97                                            10,555    --           6,102
  --           242       31-Aug-97                                             9,406    --           6,236
  --           272       30-Sep-97                                            10,061    --           7,498
     30        303       31-Oct-97                                            11,876     3,873       9,859
     60        333       30-Nov-97                                            10,752     7,012       9,809
     91        364       31-Dec-97                                            11,882    11,753      11,849
                                                                                    ------------   -------
                             Totals                                                     22,638      79,227
                                                                                    ------------   -------
                                                                                    ------------   -------

                         Shares Issued Under Option or to Directors:
                         -------------------------------------------
  --             1       02-Jan-97                                               200    --               1
  --             2       03-Jan-97                                             3,600    --              20
  --             5       06-Jan-97                                            10,000    --             137
  --             6       07-Jan-97                                               900    --              15
  --             7       08-Jan-97                                             5,000    --              96
  --            29       30-Jan-97                                            37,300    --           2,964
  --            33       03-Feb-97                                            20,000    --           1,808
  --            37       07-Feb-97                                             5,000    --             507
  --            42       12-Feb-97                                            27,000    --           3,107
  --            43       13-Feb-97                                             1,400    --             165
  --            44       14-Feb-97                                            28,600    --           3,448
  --            48       18-Feb-97                                            10,000    --           1,315
  --            91       02-Apr-97                                             1,800    --             449
  --           110       21-Apr-97                                             2,922    --             881
  --           159       09-Jun-97                                             2,500    --           1,089
  --           162       12-Jun-97                                            17,900    --           7,945
  --           163       13-Jun-97                                            10,200    --           4,555
  --           168       18-Jun-97                                             8,700    --           4,004
  --           169       19-Jun-97                                            19,200    --           8,890
  --           175       25-Jun-97                                             5,000    --           2,397


                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11

SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

RECIPROCAL DAYS                                                                       SHARES ADJUSTMENT
-------------------                                                                 ----------------------
THREE MONTHS   YEAR                                                          SHARES THREE MONTHS    YEAR
------------   ----                                                          -------------------   -------
  --           176       26-Jun-97                                            14,000    --           6,751
  --           202       22-Jul-97                                             5,100    --           2,822
  --           204       24-Jul-97                                            22,000    --          12,296
  --           205       25-Jul-97                                            60,000    --          33,699
  --           211       31-Jul-97                                            26,800    --          15,493
  --           212       01-Aug-97                                               600    --             348
  --           216       05-Aug-97                                            16,800    --           9,942
  --           217       06-Aug-97                                             1,000    --             595
  --           218       07-Aug-97                                             1,000    --             597
  --           219       08-Aug-97                                            12,500    --           7,500
  --           223       12-Aug-97                                             2,500    --           1,527
  --           225       14-Aug-97                                               500    --             308
  --           229       18-Aug-97                                             1,800    --           1,129
  --           230       19-Aug-97                                               800    --             504
  --           231       20-Aug-97                                             3,400    --           2,152
  --           233       22-Aug-97                                             1,800    --           1,149
  --           236       25-Aug-97                                             4,300    --           2,780
  --           237       26-Aug-97                                             1,800    --           1,169
  --           244       02-Sep-97                                             1,000    --             668
  --           245       03-Sep-97                                               600    --             403
  --           246       04-Sep-97                                             1,000    --             674
  --           247       05-Sep-97                                             4,400    --           2,978
  --           253       11-Sep-97                                             1,000    --             693
  --           254       12-Sep-97                                             8,300    --           5,776
  --           257       15-Sep-97                                             5,300    --           3,732
     16        289       17-Oct-97                                             2,400       417       1,900
     77        350       17-Dec-97                                             2,500     2,092       2,397
     79        352       19-Dec-97                                               400       343         386
     82        355       22-Dec-97                                             2,100     1,872       2,042
                                                                                    ------------   -------
                             Totals                                                      4,725     166,202
                                                                                    ------------   -------
                                                                                    ------------   -------
                         Treasury Shares Purchased:
                         --------------------------
  --            26       27-Jan-97                                            57,500    --           4,096
  --           120       01-May-97                                             4,400    --           1,447
     43        316       13-Nov-97                                            20,000     9,348      17,315
     49        322       19-Nov-97                                            27,200    14,487      23,996
     54        327       24-Nov-97                                            35,600    20,896      31,894
     55        328       25-Nov-97                                            40,000    23,913      35,945
     70        343       10-Dec-97                                            50,000    38,043      46,986
     79        352       19-Dec-97                                            27,000    23,185      26,038
     82        355       22-Dec-97                                            48,600    43,317      47,268
     83        356       23-Dec-97                                            49,000    44,207      47,792
     84        357       24-Dec-97                                             1,000       913         978
     86        359       26-Dec-97                                               200       187         197
                                                                                    ------------   -------
                                                                                      218,496      283,952
                                                                                    ------------   -------
                                                                                    ------------   -------

                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11

SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

DILUTED NET INCOME PER SHARE:

   FOR THE THREE MONTHS                                                                       FOR THE YEARS
    ENDED DECEMBER 31,                                                                     ENDED DECEMBER 31,
---------------------------                                                          -------------------------------
                 RESTATED                                                                                RESTATED
  1997 (1)       1996 (1)                                                               1997 (1)         1996 (1)
------------   ------------                                                          --------------   --------------
  30,901,429     30,434,182      Weighted average number of shares                       30,748,819       30,364,228
     461,893        372,653      Incremental shares of unexercised options (3)              426,445          281,226
------------   ------------                                                          --------------   --------------
  31,363,322     30,806,835      Adjusted weighted average number of shares              31,175,264       30,645,454
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------
$     13,281   $     15,410      Income before extraordinary item                    $       49,059   $       49,602
     --             --           Extraordinary loss on early extinguishment of             --         $        1,296
                                   debt, net of tax of $828
------------   ------------                                                          --------------   --------------
$     13,281   $     15,410      Net income                                          $       49,059   $       48,306
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------
$       0.43   $       0.50      Income per share before extraordinary item          $         1.57   $         1.62
     --             --           Extraordinary loss on early extinguishment of debt        --         ($        0.04)
------------   ------------                                                          --------------   --------------
$       0.43   $       0.50      Diluted net income per share                        $         1.57   $         1.58
------------   ------------                                                          --------------   --------------
------------   ------------                                                          --------------   --------------

------------------------
(3) Incremental shares of unexercised options are calculated based on the average price of the Company's stock for the respective period. The calculation includes all options that are dilutive to earnings per share.